UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2025

TALOS ENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Clay Street, Suite 3300

Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 328-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Appointment of Zachary B. Dailey as Executive Vice President and Chief Financial Officer

On August 12, 2025, the Board of Directors (the “Board”) of Talos Energy Inc. (the “Company”) appointed Mr. Zachary B. Dailey to serve as the Company’s Executive Vice President and Chief Financial Officer and principal financial officer, effective August 18, 2025.

Mr. Dailey, age 43, has over 17 years of experience in the oil and gas industry and nearly 10 years of experience at Marathon Oil Corporation (formerly NYSE: MRO) (“Marathon Oil”). Most recently, Mr. Dailey served as Marathon Oil’s Vice President, Controller and Chief Accounting Officer from May 2024 until his departure in November 2024 in connection with ConocoPhillips’ acquisition of Marathon Oil. Mr. Dailey previously served as Marathon Oil’s Vice President, Internal Audit from March 2022 until May 2024. Prior to that, Mr. Dailey served as Marathon Oil’s Growth Director – Business Development from March 2021 to March 2022, Director of Operations Planning from May 2020 to March 2021, Regional Vice President – Bakken from September 2018 to May 2020, Advisor to the President and CEO from July to September 2018, Vice President of Investor Relations from April 2017 to July 2018 and Co-Head and Director of Investor Relations from February 2015 to April 2017. Prior to joining Marathon Oil in 2015, Mr. Dailey served in various finance roles at LINN Energy (formerly NASDAQ: LINE), Berry Petroleum Company (NYSE: BRY) and Morgan Keegan & Company. Mr. Dailey received a Bachelor of Arts from Vanderbilt University in 2004 and an Executive Master of Business Administration from the University of Denver in 2014.

There was no arrangement or understanding between Mr. Dailey and any other person(s) pursuant to which he was selected to be Executive Vice President and Chief Financial Officer of the Company, and Mr. Dailey does not have any family relationships with any of the Company’s executive officers or directors. Mr. Dailey is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Dailey will receive the following: (a) an annualized base salary of $450,000, paid in accordance with the Company’s normal payroll practices (the “Base Salary”); (b) eligibility to earn an annual incentive award pursuant to the Company’s short-term incentive program with a target value of 80% of the Base Salary, based upon and subject to the achievement of performance objectives and other terms and conditions as determined by the Company (prorated for 2025); and (c) in respect of calendar year 2025, awards under the Company’s Amended and Restated 2021 Long Term Incentive Plan (the “LTIP”) of (i) restricted stock units (“RSUs”) with a grant date value equal to approximately $279,453 (the “2025 RSU Award”) and (ii) performance share units (“PSUs”) with a target grant date value equal to approximately $279,453 (the “2025 PSU Award” and, together with the 2025 RSU Award, the “Pro Rata 2025 LTIP Awards”). The 2025 RSU Awards will vest as to 1/3 of the number granted on each of the first three anniversaries of the date of grant. The 2025 PSU Award will vest based on the Company’s relative TSR performance over the three calendar years from 2025 through 2027 and will have the same terms as the performance share units granted to other similarly situated executives of the Company earlier this year.

Mr. Dailey is also eligible to participate in the Company’s employee benefit plans, including the Talos Energy Operating Company LLC Amended and Restated Executive Severance Plan (the “Severance Plan”) under which he will be designated a Tier 2 Executive (as defined in the Severance Plan), effective as of his commencement of employment.

Mr. Dailey’s participation in the Severance Plan is subject to the terms and conditions of the Severance Plan and participation agreement, which Mr. Dailey will enter into effective as of the commencement of his employment, and copies of both of which are filed as Exhibit 10.1 and 10.2 to this Report, respectively, and are incorporated herein by reference.

Indemnification Agreement

In connection with Mr. Dailey’s appointment as Executive Vice President and Chief Financial Officer, the Company and Mr. Dailey will enter into a customary indemnification agreement effective as of the commencement of his employment (the “Indemnification Agreement”) in a form previously approved by the Company, substantially in the form attached as Exhibit 10.12 to the Company’s Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2024.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Pending Removal of Interim Chief Financial Officer and Principal Financial Officer

On August 12, 2025, in connection with Mr. Dailey’s appointment, the Board determined that effective upon August 18, 2025, the date Mr. Dailey commences his employment, Mr. Gregory M. Babcock will no longer serve as Interim Chief Financial Officer and the Company’s principal financial officer. Mr. Babcock will continue to serve in his longstanding role as the Company’s Vice President and Chief Accounting Officer.

Item 7.01	Regulation FD Disclosure.

Additional Officer Appointments

In addition, on August 12, 2025, the Board appointed Mr. William R. Langin to serve as the Company’s Executive Vice President – Exploration and Development, effective as of the date he commences employment with the Company, which is expected to be September 29, 2025, and promoted Ms. Megan Dick from Vice President – Human Resources to Executive Vice President and Chief Human Resources Officer, effective August 1, 2025.

On August 14, 2025, the Company issued a press release announcing the officer appointments. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1†	Talos Energy Operating Company LLC Amended and Restated Executive Severance Plan (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 001-38497) filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2020).

10.2†	Participation Agreement pursuant to Talos Energy Operating Company LLC Amended and Restated Executive Severance Plan (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K (File No. 001-38497) filed with the SEC on October 26, 2020).

10.3	Form of Indemnification Agreement (Directors and Officers) (incorporated by reference to Exhibit 10.12 to the Company’s Form 10-K (File No. 001-38497) filed with the SEC on February 29, 2024).

99.1*	Press Release, dated August 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Identifies management contracts and compensatory plans or arrangements.
*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2025

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Executive Vice President, General Counsel and Secretary